Semi Annual Report
Thornburg New York Intermediate Municipal Fund
December 31, 1998


Fund facts. . . as of 12/31/98
                          Thornburg New York Intermediate Municipal Fund
                                      A Shares
SEC Yield                               3.56%
Taxable Equiv. Yield                    6.65%
NAV                                    $12.78
Max. Offering Price                    $13.24

Total returns. . . as of 12/31/98
        (Annual Average - After Subtracting Maximum Sales Charge)

One Year                    2.17
Since Inception             4.12%
Inception Date            (9/4/97)

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate.

The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 3.50%.

The data quoted represent past performance and may not be construed as a guarantee of future results.


Dear Shareholder,
I am pleased to present the Semiannual Report for the Thornburg New York Intermediate Municipal Fund for the period ending December 31, 1998. The net asset value of the A shares increased 7 cents per share to $12.78 during the 6 month period. If you were with us for the entire period, you received dividends of 32.1 cents per share. If you reinvested your dividends, you received 32.2 cents per share. In addition, your fund paid a capital gain of 2 cents per share. Your Thornburg New York Intermediate Fund portfolio currently holds over 50 municipal obligations from municipal borrowers around the state of New York and 3 territories that pay interest exempt from regular New York income taxes. Approximately 80% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 8.6 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:


Over the last 6 months your average portfolio maturity has decreased slightly. The passage of time shortened the maturities of the bonds we owned at the beginning of the period. We directed portfolio cash flow and new money primarily into the middle maturity range of your bond ladder, taking advantage of the plentiful supply and good selection of new municipal bonds that came to market last year. Today we are managing the portfolio to keep the average maturity approximately where it is. The supply of new municipals in the first 2 months of 1999 has been low, but we believe this will change very soon. We currently intend to keep your average portfolio maturity where it is if interest rates remain stable, or shorten it a bit if rates decrease. If bond yields increase, we will likely extend the average portfolio maturity. This would permit us to increase our dividend yields if higher yields are available. You may or may not be aware of how the Alternative Minimum Tax (AMT) affects certain taxpayers who may receive significant proportions of their overall income from sources other than ordinary wages. The AMT assures that all taxpayers pay at least a minimum rate, regardless of exemptions, tax-credits, or the character of certain income components. The interest paid on certain so-called "private-purpose" municipal bonds is subject to the AMT, and this has been the case since 1986. Your Thornburg New York Intermediate Municipal Fund does not own any municipal bonds which are subject to the AMT. In the past, we have owned one AMT bond (less than 1%), but we recently sold that. In the past, investors seem to have drawn no distinction between municipal bond funds (like your Thornburg New York Intermediate Municipal Fund) that own few or no AMT bonds, and those that are full of them. We believe this will soon change. In the next few years the AMT will catch ever increasing numbers of taxpayers who qualify for tax breaks or derive income from capital gains, employee benefits or other "non-ordinary" sources. The tables below illustrate how application of present tax law can be expected to increase the number of taxpayers subject to the AMT in 2008 verses 1998.

   Summary: Current and Projected Impact of AMT on Various Income Groups
                                        1998                     2008
                             AMT Payers as a % of all   AMT Payers as a % of all
                              Taxpayers in Category       Taxpayers in Category
   Income Category
   $30,000 to less than $40,000         0.1%                     0.9%
   $40,000 to less than $50,000         0.1%                     1.8%
   $50,000 to less than $75,000         0.3%                     5.8%
   $75,000 to less than $100,000        1.0%                    19.7%
   $100,000 to less than $200,000       3.2%                    26.6%
   $200,000 and over                   17.9%                    42.7%
   (Source: Joint Tax Committee U.S. Congress, Merrill Lynch)

If present tax laws are not changed, the AMT status of their municipal bond holdings will become a matter of greater importance to a significant percentage of upper and middle income taxpayers between now and 2008. The table above clearly shows that. Again, we want to reiterate that your Thornburg New York Intermediate Municipal Fund does not presently own any municipal bonds which are subject to the AMT on individuals. Stay tuned for further developments. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund and others that we manage to consistently perform well in varying interest rate environments. Your fund has earned an "A" letter grade for its performance relative to other intermediate maturity municipal bond funds for the 1 year period ending December 31, 1998. This ranking, which was published on January 7 in The Wall Street Journal, reflects a total return in the top 20% out of 186 intermediate municipal funds for 1998. I would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

         Brian J. McMahon                         George Strickland
         Portfolio Manager                        Co-Portfolio Manager

Past performance cannot guarantee future results.



Thornburg New York Intermediate Municipal Fund    December 31, 1998    unaudited

ASSETS

Investments at value (cost $22,970,861)        $  25,231,733
Cash                                                 115,884
Interest receivable                                  407,326
Prepaid expenses and other assets                        412
                      Total Assets                25,755,355

LIABILITIES

Payable for securities purchased                     175,105
Payable for fund shares redeemed                      52,802
Accounts payable and accrued expenses                 26,122
Payable to investment advisor (Note 4)                 4,381
Dividends payable                                    104,605
                      Total Liabilities              363,015


NET ASSETS              $           25,392,340


NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($25,392,340
applicable to 1,987,368 shares of beneficial interest
outstanding - Note 5)                             $    12.78

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)              0.46
Maximum Offering Price Per Share                  $    13.24

See notes to unaudited financial statements.


Thornburg New York Intermediate Municipal
Fund Six Months Ended December 31, 1998                             unaudited

INVESTMENT INCOME:
Interest income (net of premium amortized
of $29,171)                                        $  729,547

EXPENSES:
Investment advisory fees (Note 4)                      63,910
Administration fees (Note 4)                            4,246
Service fees (Note 4)                                  31,955
Transfer agent fees                                    12,544
Custodian fees                                         17,790
Registration and filing fees                            3,070
Professional fees                                       1,242
Accounting fees                                         1,472
Trustee fees                                              460
  Other expenses                                       16,753

              Total Expenses                          153,442

Less:
    Expenses reimbursed by investment advisor (Note 4)(57,577)

              Net Expenses                             95,865

              Net Investment Income                   633,682

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 6)
Net realized gain on investments sold                  11,540
Increase in unrealized appreciation of investments    169,803

              Net Realized and Unrealized
              Gain on Investments                     181,343

              Net Increase in Net Assets Resulting
              From Operations                     $   815,025

See notes to unaudited financial statements.

                                             For the         For the Period from
                                         Six Months Ended      Sept. 4, 1997(a)
                                         December 31, 1998       June 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                     $  633,682            $  1,088,637
Net realized gain on investments sold         11,540                  38,983
Increase in unrealized appreciation
of investments                               169,803                 404,926

            Net Increase in Assets
            Resulting from Operations        815,02                1,532,546

DIVIDENDS TO SHAREHOLDERS:
From net investment income
        Class A Shares                      (633,682)             (1,088,637)

From realized gains
        Class A Shares                       (39,569)                   0

FUND SHARE TRANSACTIONS (Note 5):
        Class A Shares                      (221,691)             25,028,348

            Net Increase (Decrease)
            in Net Assets                    (79,917)             25,472,257

NET ASSETS:
        Beginning of period               25,472,257                    0

        End of period                  $  25,392,340           $  25,472,257

See notes to unaudited financial statements.
(a) commencment of operations


Note 1 - Organization

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the fund will seek to have dividends paid to its individual shareholders exempt form New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended December 31, 1998 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Merger of MacKenzie National Municipal Fund
On September 4, 1997, the Trust acquired all of the net assets of the MacKenzie New York Municipal Fund ("MacKenzie") pursuant to a plan of organization approved by MacKenzie's shareholders. The merger was accomplished by a tax free exchange of Class A shares of the Fund (valued at $29,612,415) for the net assets of MacKenzie which aggregated $29,612,415, including $1,686,143 of unrealized appreciation.

Note 4 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended December 31, 1998, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the six months ended December 31, 1998, the Adviser voluntarily reimbursed certain operating expenses amounting to $57,577. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended December 31, 1998, the Distributor earned commissions aggregating $1,365 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  5 - Shares of Beneficial Interest
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,120,515. Transactions in shares of beneficial interest were as follows:
                                                                 Period from
                                 Six Months Ended              Sept. 4 1997 -
                                 December 31, 1998             June 30, 1998
                                 Shares     Amount           Shares     Amount

Class A Shares

Shares sold                      30,524   $525,666          96,928   $1,227,221
Shares issued to shareholders in
 reinvestment of distributions   31,747    469,628          46,479      588,462
Shares issued in merger             0           0        2,368,993   29,612,415
Shares repurchased              (95,300)(1,216,985)      (507,512)  (6,399,750)

Net Increase (Decrease)         (33,029) ($221,691)     2,004,888  $25,028,348


Note 6 - Securities Transactions
For the six months ended December 31, 1998 the Fund had purchase and sale transactions (excluding short-term securities) of $796,861 and $761,890, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 1998, net unrealized appreciation of investments was $2,261,655, resulting from $2,261,655 gross unrealized appreciation and $-0- gross unrealized depreciation. Accumulated net realized gain from security transactions included in net assets at December 31, 1998 aggregated $50,523.


                                                Per share operating  performance
                                 (for a share outstanding throughout the period)


                                                                  Period From
                                       Six Months Ended         Sept. 4,1997(a)-
                                       December 31,1998           June 30, 1998
CLASS A SHARES:

Net asset value, beginning of period         $12.71                  $12.50

Income from investment operations:
  Net investment income                        0.32                    0.52
  Net realized and unrealized
   gain (loss) on investments                  0.09                    0.21

Total from investment operations               0.41                    0.73
Less dividends from:
  Net investment income                       (0.32)                  (0.52)
  Realized Capital Gains                      (0.02)                   0.00

Change in net asset value                      0.07                    0.21

Net asset value, end of period               $12.78                  $12.71

TOTAL RETURN (b)                               5.88%                   5.92%

RATIOS/SUPPLEMENTAL DATA
Ratios to average net asset:
  Net investment income                       4.96%(c)                 4.99%(c)
  Expenses, after expense reductions          0.75%(c)                 0.78%(c)
  Expenses, before expense reductions         1.20%(c)                 1.19%(c)

Portfolio turnover rate                       3.04%                   42.26%

Net assets at end of period (000)          $25,392                  $25,472

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.



Investment Manager
Thornburg Management Company, Inc.
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200
www.thornburg.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.




Schedule of Investments
Thornburg New York Intermediate Municipal Fund
December 31, 1998    CUSIPS: Class A - 885-215-665 NASDAQ Symbols: Class A - THNYX


Principal      Issuer-Description                                                                     Credit Rating*       Value
Amount                                                                                                 Moody's/S&P

   175,000     Albany Housing Authority Housing Revenue, 5.40% due 12/1/18 ( Lark Drive Associates         Aa3/NR        $175,161
               Project; LOC: Keybank)
   590,000     Amherst Industrial Development Authority Lease Revenue Bonds Series A, 5.25% due              NR/A         607,258
               10/1/07 (Pink Complex Project; LOC: Key Bank)
   700,000     Bethlehem Central School District General Obligation, 7.10% due 11/1/06 (Insured:          Aaa/AAA         837,984
               AMBAC)
   215,000     Canastota Central School District General Obligation, 7.10% due 6/15/07                    Baa2/NR         256,267
   205,000     Canastota Central School District General Obligation, 7.10% due 6/15/08                    Baa2/NR         247,238
   550,000     Guam Power Authority Revenue Series A, 6.625% due 10/1/14                                   NR/BBB         608,823
   880,000     Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/14 (Civic                Aa1/NR         979,607
               Facility - Depaul Community Facility Project; LOC: Fleet Bank of New York)
   500,000     MTA New York Service Contract Rev., 7.00% due 7/1/04 pre-refunded 7/01/01 @ 102           Aaa/BBB+         548,435
   440,000     New York City General Obligation, 7.10% due 2/1/09 pre-refunded 2/01/02 @ 101.5              A3/A-         489,214
   480,000     New York City General Obligation, 7.00% due 2/1/19 pre-refunded 7/01/02 @ 101.5              NR/A-         532,363
    20,000     New York City General Obligation, 7.00% due 2/1/19                                           A3/A-          21,933
 1,000,000     New York City General Obligation Series B, 7.20% due 8/15/08 pre-refunded 8/15/04            A3/A-       1,172,600
               @ 101
   250,000     New York City General Obligation Series B-1, 7.30% due 8/15/10 pre-refunded 8/15/04         Aaa/A-         294,788
               @ 101
    60,000     New York City Unrefunded Balance General Obligation, 7.10% due 2/1/09                        A3/A-          66,169
   505,000     New York Dormitory Authority, 6.00% due 7/1/08 (Champlain Valley Physicians                 NR/AAA         573,488
               Project;Insured: Connie Lee)
   200,000     New York Dormitory Authority Revenue, 7.85% due 2/1/29 (Park Ridge Housing Inc.             NR/AAA         204,566
               Project; Collateralized: GNMA)
   500,000     New York Dormitory Authority Revenue, 7.35% due 8/1/29 (Jewish Geriatric Project;           NR/AAA         575,830
               Insured: FHA)
   425,000     New York Dormitory Authority Revenue Chapel Oaks, 5.20% due 7/1/11 (LOC: Allied             Aa3/NR         446,531
               Irish Bank)
   200,000     New York Dormitory Authority Revenues, Insured 835 Schools Proj., 5.00% due 7/1/07         Aaa/AAA         211,338
               (Insured: AMBAC)
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund Series B, 7.50%       Aa2/AA-         410,836
               due 3/15/11
   600,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund Series E,              Aa1/NR         694,908
               6.875% due 6/15/14 refunded 6/01/04 @ 101.5
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund Series E,             Aa1/AA-         455,536
               6.875% due 6/15/14
   750,000     New York Housing Finance Agency SVC Contract Obligation Rev. Series A, 6.375% due        Baa1/BBB+         827,437
               9/15/15
   600,000     New York Medical Care Facilities Finance Agency Rev, Series B, 7.45% due 2/15/29           Aaa/AAA         639,720
               pre-refunded 2/15/00 @ 102 (St. Lukes Hospital Project; Insured: FHA)
 1,000,000     New York Medical Care Facilities Finance Agency Rev. Secured Hospital Rev. Series          Baa/AAA       1,111,190
               1991-A, 7.35% due 8/15/11 pre-refunded 8/15/01 @ 102
   475,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.00% due 11/15/03           Aa1/NR         517,750
               (Sec Mtg Prog - Adult Day Care Project; Guaranteed: SONYMA)
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.85% due 2/15/17           Aaa/AAA         585,355
               pre-refunded 2/15/05 @ 102 (Brookdale Hospital Medical Center Project)
   650,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.50% due                   Aaa/AAA         703,202
               11/1/19Insured: FSA) pre-refunded 11/01/01 @ 102  (Aurelia Osborn Fox Memorial
               Hospital Project)
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.80% due 2/15/20           Aaa/AAA         584,010
               pre-refunded 2/15/05 @ 102 (New York Downtown Hospital Project)
   160,000     New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/14                  NR/AA         169,995
 1,000,000     New York Mortgage Agency Rev. Series 29-B, 6.45% due 4/1/15                                 Aa2/NR       1,070,910
   500,000     New York State Dormitory Authority Revenue Series B, 6.25% due 5/15/14 pre-refunded         A3/AAA         565,935
               5/15/04 @ 102
 1,000,000     New York State Dormitory Authority Revenue Refunding, 5.20% due 2/15/13 (North           Baa1/BBB+       1,030,890
               General Hospital Project)
   155,000     New York State Dormitory Authority Revenues, City Univ. Series C, 6.00% due 7/1/16       Baa1/BBB+         160,983
               pre-refunded 7/01/00 @ 100
   345,000     New York State Dormitory Authority Revenues, City Univ. Series C, 6.00% due 7/1/16       Baa1/BBB+         351,524
 1,000,000     New York State General Obligation, 9.875% due 11/15/05                                        A2/A       1,338,820
 2,000,000     New York Urban Dev. Corp Correctional Facilities Rev., 0% due 1/1/08                     Baa1/BBB+       1,325,880
   400,000     Onondaga County Industrial Development Civic Facilities Revenue, 7.90% due 1/1/17            NR/A+         444,164
               pre-refunded 1/1/03 @ 103 (LOC: Fleet Trust Company)
   400,000     Puerto Rico Commonwealth Capital Appreciation, 0% due 7/1/04                                Baa1/A         321,532
   300,000     Puerto Rico Industrial Tourist Educational Medical and Environmental Control               NR/BBB-         309,438
               Facilities Series A, 5.70% due 8/1/13 (Polytechnic University Puerto Rico Project)
   300,000     Puerto Rico Public Buildings Authority Revenue Series J, 6.60% due 7/1/04                   Baa1/A         328,539
   650,000     Schenectady Municipal Housing Authority, 6.40% due 5/1/14 (Annie Schaffer Senior             Aa/NR         692,302
               Center Project; Guarantee: SONYMA)
   100,000     Southampton Village General Obligation Series B, 7.60% due 9/1/03 (Insured: MBIA)          Aaa/AAA         116,265
   500,000     Triborough Bridge and Tunnel Authority Special Obligation Series B, 6.875% due 1/1/15 A1/A-                538,165
   625,000     Valley Central School District Montgomery, 7.15% due 6/15/07 (Insured: AMBAC)              Aaa/AAA         756,506
   165,000     Watkins Glen Central School District, 7.25% due 6/15/04 (Insured: MBIA)                    Aaa/AAA         192,329
   110,000     Waverly General Obligation, 9.05% due 6/15/04ETM (Insured: MBIA)                           Aaa/AAA         138,019

               TOTAL INVESTMENTS (Cost $22,970,861)                                                                   $25,231,733

*Credit ratings are unaudited
See notes to financial statements.